Exhibit 10.59
CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [***]
AMENDMENT NUMBER 20
TO THE SUPPLY AGREEMENT
BY AND BETWEEN AMGEN INC. AND INSULET CORPORATION

This Amendment Number 20 (“Amendment”), entered into effective as of June 25, 2021 (“Amendment 20 Effective Date”), by and between Amgen Inc. (“Amgen”) and Insulet Corporation (“Insulet”) amends the Agreement (defined below).

RECITALS

A.Amgen and Insulet entered into that certain agreement titled “Supply Agreement” effective as of November 21, 2013 and identified by contract number CW2146852 pursuant to which Insulet is to, among other things, Manufacture and sell to Amgen the Customized Insulet Devices (as amended, the “Agreement”).

B.Amgen and Insulet desire, and are willing, to amend the Agreement to provide additional terms for, among other thing, [***], all as set forth herein.

NOW, THEREFORE, in consideration of the Parties respective promises, covenants, conditions and provisions contained or referenced herein, the Parties have reviewed and accepted all referenced material and any appendices, exhibits or other attachments hereto and agree to be bound by the terms and conditions set forth in the Agreement as modified herein as follows:

1.DEFINITIONS

1.1 Capitalized Terms. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement. In the event of a conflict between the capitalized terms defined and set forth in this Amendment and the defined terms of the Agreement, the definitions set forth in this Amendment shall control.

2.AMENDMENTS TO THE AGREEMENT

2.1     Agreement Section 3.1. Section 3.1 of the Agreement is hereby amended and replaced in its entirety with the following text:

3.1     Unit Price Amounts.

Customized Insulet Device Unit Price Amounts. [***]

“[***] Unit Price Amounts. [***].”

3.1.1     Intentionally Omitted.

3.1.2     Additional Compensation; Unit Price Adjustments for Customized Insulet Device.

(i)     [***] .

(ii)     On and after December 20, 2016, the Unit Price will change by the amount specified upon the occurrence, if ever, of the following:

(a) [***].

(b) [***].
Confidential

DocuSign Envelope ID: FC66A772-6EED-49A5-B984-BA428652912F

Amgen Proprietary - Confidential
Contract Number CW2l 46852
Amendment Number 20

( c) [***].

(iii)    [***].

2.2    Agreement Section 2.1.A(g)8. Section 2.1(A)(g)8 is amended and replaced in its entirety with the following text: “(intentionally omitted)”.

2.3    Agreement Section 2.1.A(g)9. Section 2.1(A)(g)9 is amended and replaced in its entirety with the following text: “(intentionally omitted)”.

3.    CONCLUSION

This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same document, binding on the Parties notwithstanding that each of the Parties may have signed different counterparts. A facsimile transmission or PDF of this Amendment bearing a signature on behalf of a Party shall be legal and binding on such Party. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto. Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Amendment to the Agreement effective as of the Amendment 20 Effective Date.

Insulet Corporation		Amgen Inc.
By:		By:	[***]
Date:	June 24, 2021 | 6:15 PDT	Date:	June 24, 2021 | 6:43 PDT
Name:	Kimbery Ruzek	Name:	[***]
Title:	VP Quality Systems and Operation	Title:	Global Sr. Category Manager
Confidential